CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Addendum to the Manufacturing, Supply and Development Agreement of 2016

entered into between

MiniFAB (Aust) Pty Ltd

ACN 100 768 474

and

TearLab Research, Inc.

Date of this Addendum: August 9, 2018

1	Glossary

In this addendum, unless the context otherwise requires, the terms in the first column below have the meaning given to them in the second column. Terms that are capitalised in this Addendum but not defined below, have the meanings used in the Agreement.

Addendum	this addendum to the Agreement

Agreement	the Manufacturing, Supply and Development between the parties dated March 2016 for the manufacture of the ‘Product’ described as the TCI card

New Agreement	the Manufacturing, Supply and Development between the parties dated August 9, 2018 for the manufacture of the ‘Product’ described as “Discovery Test Card, together with the Reagents, capsule and applicable packaging …”

Aggregate Product Volume	The aggregate of the order volumes for the TCI cards and the Discovery Test Card, under both the Agreement and the New Agreement, respectively

Discovery Test Card	the ‘Discovery Test Card’ as described in schedule 2 of the New Agreement

TCI Card	the ‘Base TCI card’ (or ‘Base Card’) as described in schedule 2 of the Agreement

2	Volumes and pricing

2.1	TCI Card pricing will remain fixed at the current price of [***], except as provided under 2.2 below.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2	Without limiting clause 11.3 of the Agreement, if:

(1)	the average monthly order volume of TCI Cards, on a rolling six month average, falls below [***] cards per month; or

(2)	the Aggregate Product Volume in the calendar year commencing 12 months after the launch of the ‘Discovery’ product under the New Agreement is below [***] cards; or

(3)	the Aggregate Product Volume in any calendar year after 24 months after the launch of the ‘Discovery’ product under the New Agreement falls below [***] cards, then the parties will renegotiate the pricing for the supply of TCI Cards under the Agreement.

3	Operative effect

By executing this addendum the parties agree that the terms of this Addendum are incorporated into the Agreement, which is varied accordingly, with effect from the date of execution.

Executed by MiniFAB (Aust) Pty Ltd in accordance with section 127 of the Corporations Act 2001:

/s/ Michael Wilkinson	/s/ Erol Harvey
Director/company secretary	Director

MICHAEL WILKINSON	EROL HARVEY
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Signed for and on behalf of TearLab Research, Inc. by its authorised representative in the presence of:

/s/ Michael Marquez	/s/ Seph Jensen
Signature of witness	Signature of authorised representative

MICHAEL MARQUEZ	SEPH JENSEN
Name of witness (BLOCK LETTERS)	Name of authorised representative (BLOCK LETTERS)

940 S. Kimball, Southlake, TX USA
Address of witness

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.